UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

142 East First Street, Mountain Grove, Missouri		65711
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.06 Material Impairments

        On April 6, 2005, First Bancshares, Inc., the holding company for First Home Savings Bank, announced that the Bank determined that there had been a potentially adverse development with respect to its largest substandard borrower. On that date, First Bancshares announced that in addition to the possible draws on the letters of credit previously disclosed on the Form 8-K filed on March 11, 2005, that there had been a draw request of $580,000 on an additional letter of credit. Based on the information received on the draw request, the Bank will honor $439,707 of the $580,000. As a result of the payment on the draw request, First Bancshares anticipates that its earnings will be reduced by $294,604, on an after tax basis, during the quarter ended March 31, 2005. The additional letter of credit is guaranteed by an outside party and First Bancshares intends to seek to collect on the guarantee.

Item 9.01 Financial Statements and Exhibits

         (c)       Exhibits

         99.1     Press Release of First Bancshares, Inc. dated April 6, 2005.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCSHARES, INC.

Date: April 6, 2005	By: /s/ Charles W. Schumacher
Charles W. Schumacher
Chairman, President and Chief Executive Officer


Exhibit 99.1


Press Release Dated April 6, 2005

Mountain Grove, Missouri (April 6, 2005) - Charles W. Schumacher, President and Chairman of the Board of First Bancshares, Inc. (NASDAQ - FstBksh: FBSI) and Chairman of the Board of its subsidiary, First Home Savings Bank, announced that the Bank determined that there had been a potentially adverse development with respect to its largest substandard borrower. On that date, First Bancshares announced that, in addition to the possible draws on the letters of credit previously disclosed in its press release on March 11, 2005, that there had been a draw request of $580,000 on an additional letter of credit. Based on the information received on the draw request, the Bank will honor $439,707 of the $580,000. As a result of the payment on the draw request, First Bancshares anticipates that its earnings will be reduced by $294,604, on an after tax basis, during the quarter ended March 31, 2005. The additional letter of credit is guaranteed by an outside party and First Bancshares intends to seek to collect on the guarantee.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, developments with respect to the impaired loan. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, the bankruptcy of the borrower and the Company's ability to collect on guarantees. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.
